UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:
[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

MINISTRY PARTNERS INVESTMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Consent Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MINISTRY PARTNERS INVESTMENT CORPORATION

955 West Imperial Highway
Brea, California 92821

_______________________________

REQUEST FOR THE WRITTEN CONSENT
OF ALPHA CLASS NOTEHOLDERS

AUGUST [C], 2008
________________________________

To Our Alpha Class Noteholders:

We are hereby requesting your written consent as a holder of record of the Alpha Class Notes of Ministry Partners Investment Corporation to approve U.S. Bank National Association as Successor Trustee under the Alpha Class Notes Loan and Trust Agreement dated April 20, 2005.

Noteholders of record as of the close of business on August 1, 2008 will be entitled to consent with respect to their Notes by consent for the proposal.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Mark G. Holbrook
Name: Mark G. Holbrook Title: Chairman and Chief Executive Officer

Brea, CA
August [C], 2008

YOUR CONSENT IS IMPORTANT

IT IS IMPORTANT THAT CONSENT FORMS BE RETURNED PROMPTLY.  THEREFORE, PLEASE SIGN, DATE AND RETURN THE ENCLOSED CONSENT FORM AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. NOTEHOLDERS WHO EXECUTE A CONSENT FORM MAY NOT REVOKE THEIR CONSENT AFTER THEY HAVE MAILED THEIR CONSENT FORM OR OTHERWISE DELIVERED IT TO US.

TABLE OF CONTENTS

Page

SUMMARY	1

THE CONSENT PROCEDURE	2

Who is entitled to consent?	2
How do I give my consent?	3
Can I change my consent after I return my Consent Form?	3
What constitutes a Majority In Interest?	3
Who pays for the consent solicitation?	3
What are the Board's recommendations?	3

THE ADMISSION OF U.S. BANK AS SUCCESSOR TRUSTEE	3

Overview	3
Procedure for Admission of U.S. Bank	4
Reasons for Admission of U.S. Bank	4
Material Terms of the Supplemental Agreement	4
Operation of Indenture Following Admission of U.S. Bank as Trustee	5
About U.S. Bank	5
Risks Associated with the Change in Trustees	5
Interest of Certain Persons in Appointment of U.S. Bank	5
Required Consent	5
Board Recommendation	5

FORWARD-LOOKING STATEMENTS	6

DOCUMENTS INCORPORATED BY REFERENCE	6

EXHIBITS

Exhibit A - Supplemental Agreement With Consent of Noteholders
Exhibit B - Agreement of Resignation, Appointment and Acceptance

MINISTRY PARTNERS INVESTMENT CORPORATION

955 West Imperial Highway
Brea, California 92821
_________________________

INFORMATION STATEMENT
_________________________

The Board of Directors solicits the accompanying Consent Form from the holders of record of the Alpha Class Notes, who we refer to as the Noteholders. The approximate date that this Information Statement and the enclosed Consent Form are first being sent or given to the Noteholders is August [A], 2008.  Our corporate headquarters are located at 955 West Imperial Highway, Brea, California 92821, and our telephone number is 800-753-6742.

When used in this Information Statement, the terms the "Company," "we," "our" and "us" refer to Ministry Partners Investment Corporation, a California corporation. Also, unless otherwise expressly stated, capitalized terms used in this Information Statement have the meanings set forth in the Alpha Class Notes Loan and Trust Agreement dated April 20, 2005, which we refer to as the Indenture.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SUMMARY

The following is only a summary of certain material information contained in this Information Statement. You should carefully review this entire document along with the Exhibits attached hereto to understand the proposal fully.

Why Do We Need Your Consent:
We need your consent so we can appoint U.S. Bank as Successor Trustee under the Indenture pursuant to the Supplemental Agreement with Consent of Noteholders, which we refer to as the Supplemental Agreement, a copy of which is included as Exhibit A to this Information Statement.

Consent Solicitation Period:	We will solicit and accept your Consent Forms until the close of business on [A + 20], 2008, unless sooner terminated.
Record Date:	You can submit your Consent Form if you owned an Alpha Class Note at the close of business on August 1, 2008.
Admission of U.S. Bank as Successor Trustee:
We are requesting you to consent to the appointment of U.S. Bank National Association, who we refer to as U.S. Bank, as Successor Trustee under the Indenture. If approved by the Noteholders, U.S. Bank will be admitted pursuant to the Supplemental Agreement.

The Supplemental Agreement:
The Supplemental Agreement will amend the Indenture to admit U.S. Bank as Trustee and makes certain other changes to the Indenture. A copy of the Indenture is included as Exhibit D to the Prospectus for the Alpha Class Notes which you received when you purchased your Note and which is Part I to the Form SB-2/A filed with the SEC on May 1, 2007, which is incorporated herein by reference. See "Documents Incorporated by Reference."

Reason for Change of Trustees:
The reason for the appointment of U.S. Bank as Successor Trustee is to replace King Trust Company, N.A., who we refer to as King Trust, which has requested to resign because it is winding down that portion of its business relating to servicing as trustee for smaller indentured debt issuances.

Effective Date of Resignation and Admission of Trustees:	If approved by the Noteholders, the effective date of the resignation of King Trust and the admission of U.S. Bank as Successor Trustee will not occur prior to August [A + 21], 2008.
Effect of Change of Trustee:
Upon the Noteholders' consent to the admission of U.S. Bank as Successor Trustee and the approval of the Securities and Exchange Commission, which we refer to as the SEC, to U.S. Bank's service as Successor Trustee, King Trust will cease to be Trustee and U.S. Bank will become Trustee under the Indenture. The Noteholders will continue to possess all of the rights, privileges and powers currently provided the Noteholders under the Indenture.

Changes in Noteholder Rights:	There will be no significant change in the rights of the Noteholders under the Indenture by reason of the substitution of U.S. Bank as Trustee.
Consent Requirement:
The Indenture requires that any Successor Trustee must be approved by the Consent of a Majority in Interest of the Noteholders. Consequently, withholding of consents and abstentions with respect to Notes has the effect of a disapproval of the admission of U.S. Bank as Successor Trustee.

How to Give Your Consent:
Complete and sign the enclosed Consent Form and return it to us at our corporate offices located at 955 West Imperial Highway, Brea, California 92821, telephone number 800-753-6742, fax number 714-671-5767, e-mail www.ministrypartners.org. Consents may be delivered in person, by mail or overnight delivery, or by facsimile or e-mail.

You may not Withdraw Your Consent:	You may not revoke your consent after it is mailed or otherwise delivered to the Company. However, we will not take any "consent" actions on the Consents prior to August [A + 21], 2008.
Recommendations of the Board of Directors:	The Board of Directors of the Company recommends that you "consent" to the admission of U.S. Bank as Successor Trustee under the Indenture.

THE CONSENT PROCEDURE

Who is entitled to consent?

Only Noteholders of record at the close of business on the record date, August 1, 2008 (the "Record Date"), are entitled to consent to the admission of U.S. Bank as Successor Trustee. Each Note of record entitles its holder to submit one Consent Form. The significance of your Consent Form will be proportionate with the unpaid principal amount of your Note(s) on the Record Date.

How do I give my consent?

If you complete and properly sign the accompanying Consent Form and return it to us, it will count toward the Consent of the Majority In Interest of the Noteholders required to approve the admission of U.S. Bank as Successor Trustee.

Can I change my consent after I return my Consent Form?

No. After you have submitted your signed Consent Form, you may not revoke your consent. If you submitted a Consent Form disapproving the appointment of U.S. Bank or abstaining, you may later consent to the appointment of U.S. Bank by submitting a Consent Form bearing a later date.

What constitutes a Majority In Interest?

The appointment of U.S. Bank as Successor Trustee under the Indenture pursuant to the Supplemental Agreement requires the approval by written consent of a Majority In Interest of the Noteholders holding Notes outstanding as of the Record Date. Under the Indenture, a "Majority In Interest" means, as of the date of determination, a majority of the unpaid principal amount of all issued and outstanding Notes plus all unpaid interest due thereon (as reflected on the books and records of the Company). In determining whether the Noteholders have concurred in any consent, Notes owned by the Company and its Affiliates shall be disregarded. Consequently, withholding of consents or abstentions will have the effect of a non-approval of the proposal.

Who pays for the consent solicitation?

We will pay the cost of the consent solicitation, including the cost of preparing, printing and mailing the Information Statement and the enclosed Consent Form. In addition to the use of mail, our employees may solicit consents personally and by telephone. Our employees will receive no compensation for soliciting consents other than their regular salaries. We will request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the consent solicitation materials to beneficial owners of our Common Stock and to request authority for the execution of consent forms. We may reimburse such persons for their expenses incurred in connection with these activities.

What are the Board's recommendations?

Our Board of Directors unanimously recommends that Noteholders mark their Consent Form "For" the appointment of U.S. Bank as Successor Trustee under the Indenture pursuant to the Supplemental Agreement as more fully described below.

THE ADMISSION OF U.S. BANK AS SUCCESSOR TRUSTEE

Overview

You are being asked to consent to, and hereby approve, the admission of U.S. Bank as Successor Trustee under the Indenture. The admission of U.S. Bank as Successor Trustee will be made pursuant to the Supplemental Agreement, which is an amendment to the Indenture. The Supplemental Agreement also makes certain amendments or changes to the Indenture. By consenting to the appointment of U.S. Bank as Successor Trustee, you will also be consenting and agreeing to the Supplemental Agreement and thus to the changes made thereby to the Indenture. These changes are discussed in detail below.

Procedure for Admission of U.S. Bank

U.S. Bank has agreed to become Successor Trustee under the Indenture upon the resignation of King Trust.  U.S. Bank's admission as Successor Trustee will be made pursuant to the terms and conditions of the Supplemental Agreement. The admission of U.S. Bank as Successor Trustee will be effective upon the approval of the proposal by the Noteholders.

Reasons for Admission of U.S. Bank

King Trust, which has served as Trustee under the Indenture since its creation, has requested to resign as Trustee. U.S. Bank has agreed to serve as Successor Trustee under the Indenture pursuant to the terms and conditions of the Supplemental Agreement.  The Company, King Trust and U.S. Bank entered into the Agreement of Resignation, Appointment and Acceptance dated August 7, 2008, a copy of which is included as Exhibit B to this Information Statement. Under this agreement, the parties consented to and agreed to the resignation of King Trust as Trustee and the appointment of U.S. Bank as Successor Trustee, subject to and effective on the consent of a Majority In Interest of the Noteholders.

Material Terms of the Supplemental Agreement

Pursuant to the Supplemental Agreement, U.S. Bank adopts and agrees, as Trustee, to be bound by the terms and conditions of the Indenture, as amended by the Supplemental Agreement. The Supplemental Agreement includes six amendments to the Indenture, as follows:

1.
Article I of the Indenture is amended expressly to provide that the Indenture is qualified under the Trust Indenture Act of 1939. The definition of "Agreement" currently states that the Indenture is not qualified, which statement is incorrect. The sole purpose of this change is to delete the incorrect reference to non-qualification of the Indenture under the Trust Indenture Act of 1939.

2.	Article II of the Indenture is amended to state that U.S. Bank National Association is defined as Trustee under the Indenture.

3.
Article II, Section 2.08 of the Indenture is amended to specifically provide that the Trustee may, but is not obligated to, request the Company to provide the status of the amount of principal and interest paid or outstanding in respect to each of the Notes. The Company believes that the Trustee's authority to request this information is implicit in the Indenture and that this change is merely a clarification of that right.

4.
Article III, Section 3.03 of the Indenture is amended to provide that if an Event of Default occurs and is continuing, the Trustee shall exercise the right and powers vested in it by the Indenture using the same degree and skill as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. This is the required standard under the Trust Indenture Act of 1939. Currently, Section 3.03 does not specifically address the Trustee's conduct in the case of an Event of Default. U.S. Bank and the Company believe that this change is necessary to clarify the Trustee's duties under the Indenture if an Event of Default occurs and is continuing, as provided by the Trust Indenture Act of 1939.

5.	Article II, Section 11.02(a) of the Indenture is amended to set forth the address of U.S. Bank.

6.
Article VII, Section 8.02(a) of the Indenture is amended to require that at least one of the Company's officers shall sign the Notes by manual or facsimile signature. The Company has requested this change to make it clear that the Company may issue Notes under the signature of a single officer.

Operation of Indenture Following Admission of U.S. Bank as Trustee

The Company does not anticipate that there will be any significant changes to the rights of the Noteholders under the Indenture following the admission of U.S. Bank as Successor Trustee or the changes to the Indenture made under the Supplemental Agreement.

About U.S. Bank

U.S. Bank, formerly Firstar Bank, National Association, was founded in 1863 and is based in Cincinnati, Ohio. U.S. Bank is a national banking association. U.S. Bank meets the requirements for a Corporate Trustee under the Trust Indenture Act of 1939. U.S. Bank currently serves as Trustee under many Corporate Trust Indentures. U.S. Bank currently serves as Trustee under our Class A Notes Indenture. Information concerning U.S. Bank is included in its Form T-1 included as an exhibit to the Company's Form S-1/A filed August 21, 2008 with the SEC. See "Documents Incorporated By Reference" below.

Risks Associated with the Change in Trustees

The Company does not believe there are any material risks to the Noteholders as a result of the resignation of King Trust Company, N.A. as Trustee and the admission of U.S. Bank as Successor Trustee.

Interest of Certain Persons in Appointment of U.S. Bank

The following officers and directors of the Company own Notes in the respective amounts stated. No other person affiliated the Company's officers or directors has a direct or indirect substantial interest in the appointment of U.S. Bank as Successor Trustee.

Bill Dodson, President:	$198,257
Van C. Elliott, Director:	$159,984
Art Black, Director:	$431,034

The Consents of these persons will not be counted in determining whether the required consent is obtained from the Noteholders.

Required Consent

The consent and agreement to the admission of U.S. Bank as Successor Trustee pursuant to the terms of the Supplemental Agreement will require the consent by a Majority In Interest of the Noteholders.

Board Recommendation

Our Board of Directors recommends a "For" marked on the Consent Form to approve the admission of U.S. Bank as Successor Trustee under the terms and conditions of the Supplemental Agreement.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements are identified by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may," and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.

You should read this Information Statement completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of the forward-looking statements in this Information Statement by these cautionary statements.

The Company will provide upon request and without charge to each Noteholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, including the financial statements and financial statement schedule information included therein, as filed with the Securities and Exchange Commission. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the Securities and Exchange Commission and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our President, Mr. Bill Dodson, at 800-753-6742.

DOCUMENTS INCORPORATED BY REFERENCE

The following documents that the Company filed with the SEC, as well as all other reports filed with the SEC (File No. 333-04028-LA), are incorporated by reference in this Information Statement. The 2007 Annual Report on Form 10-KSB contains our audited financial statements and "Management's Discussion and Analysis or Plan of Operation" and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 contains our financial statements and "Management's Discussion and Analysis or Plan of Operation" for the relevant periods.

SEC Filing	Filing Date
Form S-1/A	August 21, 2008
Current Report on Form 8-K	May 20, 2008
Quarterly Report on Form 10-Q	April 11, 2008
Annual Report on Form 10-KSB	May 14, 2008
423(b)(3) Supplemental Prospectus	July 16, 2007
Form SB-2/A	May 1, 2007

You may also read and copy any reports, statements and other information the Company files at the SEC's public reference room at 100 "F" Street, N.E. Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operations of the Public Reference Room. The Company's SEC filings are also available on the SEC's Internet site (http://www.sec.gov). Except as otherwise provided herein, this website is not intended to be incorporated by reference in this Information Statement. Reference to this website is intended to be an inactive textual reference.

EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE, INCLUDING OUR ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS, AND ALL AMENDMENTS THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE ANNUAL REPORT, BY SENDING A WRITTEN REQUEST TO: BILL DODSON, P.O. BOX 1299, BREA, CALIFORNIA 92822-1299.

By Order of the Board of Directors

Name: Mark G. Holbrook Title: Chairman and Chief Executive Officer

Brea, CA
August [C], 2008

CONSENT FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.:
PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Consent Form as soon as possible. Your vote is important regardless of the number or amount of Alpha Class Notes you own. If you return your Consent Form via facsimile or e-mail, you do not need to return your Consent Form by other means.

THIS CONSENT FORM IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

	FOR	AGAINST	ABSTAIN
To approve the admission of U.S. Bank National Association as Successor Trustee under the Indenture for the Alpha Class Notes in accordance with the terms and conditions of the Supplemental Agreement.	☐	☐	☐

By dating and executing this Consent Form, you are voting each Alpha Class Note owned by you on the Record Date, August 1, 2008, as you have selected above.

PLEASE SIGN AND DATE BELOW

Date: August ____, 2008

By: _______________________________________
Please use name as it appears on your Note

_______________________________________
Print Name

EXHIBIT A

SUPPLEMENTAL AGREEMENT WITH CONSENT OF HOLDERS
TO LOAN AND TRUST AGREEMENT

This Supplemental Agreement With Consent of Holders to the Alpha Class Notes Loan and Trust Agreement dated as of April 20, 2005 (the "Agreement") is made by the Company pursuant to Article IX, Section 9.02 of the Loan Agreement by and between Ministry Partners Investment Corporation (the "Company") and U.S. Bank National Association ("U.S. Bank").

WHEREAS, pursuant to such resignation of the Trustee and appointment of the Successor Trustee pursuant to the Agreement of Resignation, Appointment and Acceptance dated August 7, 2008, King Trust Company, N.A., Trustee under the Agreement, has agreed to resign, U.S. Bank has agreed upon such resignation to become Successor Trustee under the Agreement, and the Company has consented and agreed; and

WHEREAS, the Company and U.S. Bank desire to amend the Agreement in order to reflect the appointment of U.S. Bank as Successor Trustee and to make certain other changes to the Agreement; and

WHEREAS, a Majority In Interest of the holders of the Company's Alpha Class Notes (the "Holders") have consented to the appointment of U.S. Bank as Successor Trustee pursuant to Article VII, Section 7.01(b) and such changes to the Agreement as set forth in this Supplemental Agreement; and

NOW, THEREFORE, the Company and U.S. Bank agree as follows:

1.           Article I of the Agreement is hereby amended and restated to define "Agreement" as follows:

""Agreement" means this instrument as originally executed or as it may from time to time be supplemented, modified or amended by one or more supplemental agreements hereto entered into pursuant to the applicable provisions hereof. The Agreement is qualified under or subject to the Trust Indenture Act of 1939, as amended."

2.           Article I of the Agreement is hereby amended and restated to define "Trustee" as follows:

""Trustee" means U.S. Bank National Association, or a Successor Trustee approved pursuant to the applicable provisions of this Agreement."

3.           Article II, Section 2.08 of the Agreement is amended and restated to read as follows:

"Section 2.08. The Company to Furnish Trustee Lists of Holders. The Company will furnish or cause to be furnished to the Trustee not more than five (5) days after its appointment and acceptance as Trustee, and at such other times as the Trustee may reasonably request in writing, within ten (10) business days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably request containing all the information in the possession or control of the Company, or any of its paying agents, as to the names and addresses of the Holders of the Notes, obtained since the date as of which the next previous list, if any, was furnished, and upon request of the Trustee, the status of the amount of principal and interest paid or outstanding in respect of each of the Notes."

4.           The first sentence of Article III, Section 3.03 of the Agreement is hereby amended and restated to read as follows:

"Section 3.03. Rights and Responsibilities of the Trustee. The Trustee shall, in case of an Event of Default shall occur and be continuing, exercise the rights and powers vested in it by this Agreement, and use the same degree of care and skill as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct."

5.           Article II, Section 11.02(a) of the Agreement is amended and restated in its entirety to read as follows:

"(a)           The Trustee by any Holder or by the Company given in writing to the Trustee at U.S. Bank National Association, 633 West Fifth Street, 24th Floor, Los Angeles, California 90071, Attention: Corporate Trust Services, or such other address furnished in writing by the Trustee to the Company."

6.           Article VIII, Section 8.02(a) of the Agreement is hereby amended and restated to read as follows:

"(b)           At least one officer shall sign the Notes for the Company by manual or facsimile signature."

7.           This Supplemental Agreement shall constitute the adoption of the Agreement by U.S. Bank and U.S. Bank's agreement to be bound by the terms and conditions of the Agreement.

IN WITNESS WHEREOF, this Supplemental Agreement is executed by the Parties on the respective dates shown below.

MINISTRY PARTNERS INVESTMENT CORPORATION, a California corporation

Date: August __, 2008	By:
Billy M. Dodson
President

U.S. BANK NATIONAL ASSOCIATION

Date: August __, 2008	By:
Fonda Hall
Vice President

CERTIFICATE BY SECRETARY OF CONSENT BY ALPHA CLASS NOTEHOLDERS

THIS IS TO CERTIFY:

That I am the duly elected, qualified and acting Secretary of the above-named corporation and that the above and foregoing Supplemental Agreement was approved and consented to by a Majority In Interest of the Alpha Class Noteholders on August ___, 2008 by written consent without a meeting.

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of August, 2008.

Van C. Elliott, Secretary

EXHIBIT B

AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE

AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (the "Instrument") dated as of August 7, 2008, among Ministry Partners Investment Corporation, a corporation duly organized and existing under the laws of the State of California, having its principal office at 955 West Imperial Highway, Brea, California 92821 (the "Company"), King Trust Company, N.A., a trust company duly organized and existing under the laws of the United States of America, having its principal corporate trust office at 8050 Spring Arbor Road, Spring Arbor, Michigan 49283 (the "Resigning Trustee"), and U.S. Bank National Association, duly organized and existing under the laws of the United States of America having a corporate trust office at 633 West Fifth Street, 24th Floor, Los Angeles, California 90071, Attention: Corporate Trust Services (the "Successor Trustee").

RECITALS

There are presently issued and outstanding $35,541,426.29 of the Company's Alpha Class Notes (the "Securities"), under the Alpha Class Notes Loan And Trust Agreement dated as of April 20, 2005, as supplemented by a Supplemental Agreement Without Consent of Holders to Loan and Trust Agreement dated June 22, 2007, (the "Indenture") between the Company, the Resigning Trustee, and the holders of the Securities (the "Holders").

The Resigning Trustee and the Company have agreed to the Resigning Trustee's resignation as Trustee under the Indenture; the Company wishes to appoint the Successor Trustee to succeed the Resigning Trustee as Trustee under the Indenture; and the Successor Trustee wishes to accept appointment as Trustee under the Indenture.

NOW THEREFORE, the Company, the Resigning Trustee and the Successor Trustee agree as follows:

ARTICLE ONE
THE RESIGNING TRUSTEE

Section 1.01. Pursuant to Section 7.01(b) of the Indenture, the Resigning Trustee hereby gives notice to the Company of its resignation as Trustee, effective as of the date of the due appointment of the Successor Trustee by a Majority in Interest of the Holders as required by Section 7.01(b) of the Indenture (the "Resignation Date"), and the Company hereby waives any additional requirement as to notice under the Indenture.

Section 1.02. The Resigning Trustee hereby represents and warrants to the Successor Trustee (without having conducted any investigation or inquiry) that as of the date hereof:

(a)  To the best knowledge of the trust officers of the Resigning Trustee (its "Responsible Officers"), no "Event of Default" (as defined in the Indenture) and no event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing under the Indenture;

(b)  No covenant or condition contained in the Indenture has been waived by the Resigning Trustee or, to the best knowledge of the Responsible Officers, by the Holders of the percentage in aggregate principal amount of the Securities required by the Indenture to effect any such waiver; and

(c)  To the best knowledge of the Responsible Officers of the Resigning Trustee, there is no action, suit, or proceeding pending or threatened against the Resigning Trustee before any court or government authority arising out of any action or omission by the Resigning Trustee as Trustee under the Indenture to which the Trustee has been named as a party.

Section 1.03. Promptly after the Resignation Date, the Resigning Trustee will furnish to the Successor Trustee originals of all documents relating to the trust created by the Indenture in its possession and all recorded information in its possession relating to the administration and status thereof, provided that the Resigning Trustee may retain copies thereof and provided further that the Successor Trustee will make available to the Resigning Trustee as promptly as practicable following the request of the Resigning Trustee any such original documents which the Resigning Trustee may need to defend against any action, suit, or proceeding instituted or threatened against the Resigning Trustee and Trustee under the Indenture or which the Resigning Trustee may need for any other proper purposes.

Section 1.04. Effective as of the Resignation Date, the Resigning Trustee hereby assigns, transfers, and delivers to the Successor Trustee as is and without recourse all right, title, and interest of the Resigning Trustee in and to the trusts under the Indenture and all the rights, powers, and duties of the Trustee under the Indenture. The Resigning Trustee shall execute and deliver such further instruments as the Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in the Successor Trustee all the rights, trusts, and powers hereby assigned, transferred, and delivered to the Successor Trustee, all at the expense of the Company.

ARTICLE TWO
THE COMPANY

Section 2.01. The Company represents and warrants that the Officers' Certificates and Opinion of Counsel have been prepared in accordance with the requirements of Sections 3.11 and 3.12 of the Indenture.

(a)  Annexed hereto as Exhibit A is a Certificate wherein the Secretary or Assistant Secretary of the Company attests to the execution of this Instrument by the Company and certifies that the Board of Directors or a duly authorized Committee thereof has approved of and authorized (and such approval and authorization is in full force and effect on the date hereof) certain officers of the Company to (a) accept the Resigning Trustee's resignation as Trustee under the Indenture; (b) appoint the Successor Trustee as Trustee under the Indenture; and (c) execute and deliver such agreements and other instruments as may be necessary or desirable to effectuate the succession of the Successor Trustee as Trustee under the Indenture.

(b)  Annexed hereto as Exhibit B is an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in the Indenture relating to the resignation by Resigning Trustee and the appointment of and acceptance by Successor Trustee have been complied with other than the due appointment of the Successor Trustee by a Majority in Interest of the Holders as required by Section 7.01(b) of the Indenture; and

(c)  Annexed here to as Exhibit C is an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with other than the due appointment of the Successor Trustee by a Majority in Interest of the Holders as required by Section 7.01(b) of the Indenture.

Section 2.02. The Company hereby accepts the resignation of the Resigning Trustee and appoints the Successor Trustee as Trustee under the Indenture and confirms to and vests in the Successor Trustee all rights, powers, trusts and duties of the Trustee under the Indenture. The Company shall execute and deliver such further instruments and shall do such other things as the Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in the Successor Trustee all the rights, powers, trusts and duties hereby assigned, transferred, delivered, and confirmed to the Successor Trustee.

Section 2.03. Promptly after the execution and delivery of this Instrument, the Company shall submit, substantially in the form annexed hereto marked Exhibit D, the appointment and substitution of the Successor Trustee under the Indenture to the Holders for their approval by a Majority in Interest of the Holders as required under Section 7.01(b) of the Indenture.  Within one Business Day after receipt of such approval, the Company shall deliver to the Resigning Trustee and the Successor Trustee (a) an Officers' Certificate stating (i) the date upon which the appointment and substitution of the Successor Trustee under the Indenture has been duly approved by a Majority in Interest of the Holders, (ii) that such date shall be deemed the "Resignation Date" under this Instrument, and (iii) that, in the opinion of the signers, all conditions precedent, if any, provided for in the Indenture relating to the due appointment of the Successor Trustee by a Majority in Interest of the Holders have been complied with as of such Resignation Date; and (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with as of such Resignation Date. The Officer's Certificate and Opinion of Counsel shall be prepared in accordance with the requirements of Sections 3.11 and 3.12 of the Indenture.

Section 2.04. Within five Business Days after the Resignation Date, the Company shall cause notice of the resignation of the Resigning Trustee and the due appointment of the Successor Trustee by a Majority in Interest of the Holders to be mailed by first-class mail, postage prepaid, to the Holders. Each notice shall include the name of the Successor Trustee and the address of the Successor Trustee. For the purposes of this Agreement, "Business Day" means any day except a Saturday or Sunday or a day which is a federal or state designated legal holiday.

Section 2.05. The Company hereby represents and warrants to the Successor Trustee and the Resigning Trustee that:

(a)  It is a duly incorporated and existing corporation in good standing under the laws of the State of California and has full power to execute and deliver this Instrument;

(b)  This Instrument has been duly and validly authorized, executed, and delivered by the Company and constitutes a legal, valid, and binding obligation of the Company;

(c)  The Securities have been duly registered under the Securities Act of 1933, as amended, and such registration has become effective; the Indenture complies with the Trust Indenture Act of 1939, as amended, and has been duly qualified thereunder and is a legal, valid, and binding obligation of the Company;

(d)  The Company has performed or fulfilled each covenant, agreement, and condition on its part to be performed or fulfilled under the Indenture;

(e)  No event has occurred which is, or upon notice or passage of time, or both, would become, an Event of Default under the Indenture;

(f)  The Company currently serves, and since the date of the Indenture has served, as the exclusive paying agent and registrar for the Securities; and

(g)  The Company will continue to perform the obligations undertaken by it under the Indenture.

ARTICLE THREE
THE SUCCESSOR TRUSTEE

Section 3.01. The Successor Trustee hereby represents and warrants to the Resigning Trustee and to the Company that the Successor Trustee is qualified and eligible under Article III of the Indenture and under the provisions of Section 310 of the Trust Indenture Act of 1939, as amended, to act as Trustee under the Indenture.

Section 3.02. Effective as of the Resignation Date, the Successor Trustee hereby accepts its appointment as Trustee under the Indenture and shall hereby be vested with all the authority, rights, powers, trusts, immunities, duties, and obligations of the Trustee under the Indenture and shall undertake any transfers, assignments, deliveries, recordings, continuations, filings, and other steps necessary to effectuate its appointment and duties as Trustee, all as contemplated by Section 1.03.

Section 3.03. Pursuant to Section 11.02 of the Indenture, any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by the Indenture to be made upon, given or furnished to, given, delivered or filed with the Trustee by any Holder or by the Company shall be given in writing to the Successor Trustee at 633 West Fifth Street, 24th Floor, Los Angeles, California 90071, Attention: Corporate Trust Services.

ARTICLE FOUR
MISCELLANEOUS

Section 4.01. Except as otherwise expressly provided or unless the context otherwise requires, all terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture. Unless otherwise expressly stated, each reference to a section or paragraph shall refer to the corresponding section or paragraph of this Agreement.

Section 4.02. This Instrument shall be binding and effective as of the date first above written upon the execution and delivery hereof by each of the parties hereto. The resignations, appointments, and acceptances effected hereby shall be effective as of the close of business on the Resignation Date.

Section 4.03. Notwithstanding the resignation of the Resigning Trustee effected hereby, the Company shall remain obligated under the Indenture, including under Section 3.06 of the Indenture, to compensate, reimburse, and indemnify the Resigning Trustee in connection with its trusteeship and any agencies under the Indenture and any related financing documents.

Section 4.04. This Instrument shall be governed by and construed in accordance with the laws of the State of California.

Section 4.05. This Instrument may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

Section 4.06. There shall be no third-party beneficiaries of this Instrument.

Section 4.07. Effective as of the Resignation Date, this Instrument shall be deemed an instrument of acceptance by a successor trustee duly appointed by a Majority in Interest of the Holders in accordance with Section 7.01(b) of the Indenture.

IN WITNESS WHEREOF, the parties hereby have caused this Agreement of Resignation, Appointment and Acceptance to be duly executed all as of the date and year first above written.

MINISTRY PARTNERS INVESTMENT CORPORATION

By: /s/ Billy M. Dodson Billy M. Dodson, President

RESIGNING TRUSTEE
KING TRUST COMPANY, N.A.

By: /s/ Mark Olson Mark Olson, President

SUCCESSOR TRUSTEE
U.S. BANK NATIONAL ASSOCIATION

By: /s/ Fonda Hall Fonda Hall, Vice President

CERTIFICATE OF THE ASSISTANT SECRETARY
OF
MINISTRY PARTNERS INVESTMENT CORPORATION

The undersigned, the Assistant Secretary of Ministry Partners Investment Corporation (the "Company"), for the purposes of supporting the resignation of King Trust Company, N.A. ("King Trust"), as Trustee under the Loan and Trust Agreement effective April 20, 2005 by and between the Company, King Trust and the holders of the Alpha Class Notes issued thereunder (the "Indenture"), hereby certifies that:

1.           This Certificate is being delivered in connection with the Company's notice and delivery to King Trust of the Agreement of Resignation, Appointment and Acceptance by and between the Company, King Trust, as Resigning Trustee, and U.S. Bank National Association, as Successor Trustee, dated on even date herewith (the "Resignation Agreement").  This Certificate is provided pursuant to Section 3.11 and Section 3.12 in support of the Resignation Agreement of the Indenture which provides for and effects the resignation of King Trust as Trustee and the appointment of U.S. Bank National Association as Successor Trustee under the Indenture.

2.           The execution of the Resignation Agreement has been duly approved and authorized by the Company's board of directors, and such approval and authorization is in full force and effect on the date hereof and as part of such approval and authorization, the Company's board of directors has authorized the Company's president, secretary, chief financial officer and assistant secretary to (a) accept the King Trust's resignation as Trustee under the Indenture; (b) appoint the Successor Trustee as Trustee under the Indenture; (c) execute and deliver such agreements and other instruments and to file such documents with the Securities and Exchange Commission as may be necessary or desirable to effectuate the resignation of King Trust and the appointment of U.S. Bank as Successor Trustee under the Indenture subject to the terms and conditions of the Indenture in accordance with the terms and conditions of the Resignation Agreement; and (d) solicit and obtain the approval of a Majority in Interest of the Holders of the Alpha Class Notes.

3.           Nothing has come to the undersigned's attention which would cause the undersigned to believe that any past activity or inactivity by King Trust in reliance on this Certificate would be grossly negligent, negligent, not in good faith or otherwise cause the Trustee not to be entitled to indemnification pursuant to Section 3.06(c) of the Indenture.  The undersigned is making his certificate on behalf of and intends it to be binding upon the Company.

IN WITNESS WHEREOF, this Certificate is dated August 7, 2008.

/s/ Billy M. Dodson Billy M. Dodson Assistant Secretary

EXHBIT A

CERTIFICATE OF THE PRESIDENT
OF
MINISTRY PARTNERS INVESTMENT CORPORATION

The undersigned, the President of Ministry Partners Investment Corporation (the "Company"), for the purposes of supporting the resignation of King Trust Company, N.A. ("King Trust"), as Trustee under the Loan and Trust Agreement effective April 20, 2005 by and between the Company, King Trust and the holders of the Alpha Class Notes issued thereunder (the "Indenture"), hereby certifies that:

1.           This Certificate is being delivered in connection with the Company's notice and delivery to King Trust of the Agreement of Resignation, Appointment and Acceptance by and between the Company, King Trust, as Resigning Trustee, and U.S. Bank National Association, as Successor Trustee, dated on even date herewith (the Resignation Agreement).  This Certificate is provided pursuant to Section 3.11 and Section 3.12 of the Indenture in support of the Resignation Agreement which provides for and effects the resignation of King Trust as Trustee and the appointment of U.S. Bank National Association as Successor Trustee under the Indenture.

2.           In the opinion of the undersigned, all conditions precedent, if any, provided for in the Indenture relating to the resignation by Resigning Trustee and the appointment of and acceptance by Successor Trustee have been complied with other than the due appointment of the Successor Trustee after the approval thereof by Majority in Interest of the Holders as required by Section 7.01(b) of the Indenture.

3.           Nothing has come to the undersigned's attention which would cause the undersigned to believe that any past activity or inactivity by King Trust in reliance on this Certificate would be grossly negligent, negligent, not in good faith or otherwise cause the Trustee not to be entitled to indemnification pursuant to Section 3.06(c) of the Indenture.  The undersigned is making his certificate on behalf of and intends it to be binding upon the Company.

IN WITNESS WHEREOF, this Certificate is dated August 7, 2008.

/s/ Billy M. Dodson Billy M. Dodson President

EXHBIT B

August 7, 2008

King Trust Company, N.A.
8050 Spring Arbor Road
P.O. Box 580
Spring Arbor, Michigan 49283

Re:    Ministry Partners Investment Corporation
  Alpha Class Notes Indenture
  Trustee Resignation

Ladies and Gentlemen:

We are delivering this letter to you on behalf of Ministry Partners Investment Corporation (the "Company") in connection with the resignation of King Trust Company, N.A. ("King Trust") as Trustee under the Loan and Trust Agreement effective April 20, 2005 by and between the Company, you as Trustee, and the Holders of the Alpha Class Notes issued thereunder (the "Indenture").  King Trust will resign as Trustee under the Indenture, pursuant to the Agreement of Resignation Appointment and Acceptance by and between the Company, King Trust and U.S. Bank National Association as Successor Trustee (the "Resignation Agreement").

This letter is to serve as our opinion within the meaning of Article III, Section 3.11(b) and Section 3.12 of the Indenture.  This letter is delivered to and may be relied upon by you pursuant to the Trust Indenture Act of 1939 (the "TIA"), including Sections 3.14(a)(4) and 3.14(c) thereof.

We have examined such documents, certificates, orders and proceedings and made such investigation as we deemed necessary to or appropriate in order to give our opinions herein.  The nature and scope of our examination and investigation upon which our opinions herein are based includes our review of (a) the current Articles of Incorporation and Bylaws of the Company, (b) the resolutions of the Board of Directors authorizing the Company's execution and delivery of the Resignation Agreement, (c) the Resignation Agreement, (d) the procedures and practices employed by the Company in issuing Notes under the Indenture and maintaining its books and records with respect thereto, (e) the Indenture, including the exhibits thereto and the conditions precedent to the resignation of the Trustee and the appointment of a Successor Trustee, (f) the Company's Form S-1/A and Schedule 14(c) Information Statement filings with the U.S. Securities and Exchange Commission, and (g) the Consent Procedure by which the Consents obtained from the Holders of the Alpha Class Notes constituting a Majority in Interest approving the Resignation Agreement were obtained.  In our opinion, our foregoing examinations and investigation is sufficient to enable us to express informed opinions herein.

It is our opinion that all such conditions precedent have been complied with other than the due appointment of the Successor Trustee by a Majority in Interest of the Holders as required by Section 7.01(b) of the Indenture.

We have provided legal consultation to the Company as referenced in the Certificate of President and the Certificate of the Assistant Secretary of even date herewith.

Nothing has come to our attention which would cause us to believe that any action or inaction by King Trust, including its execution and delivery of the Resignation Agreement and performance thereunder, in reliance on this letter would be grossly negligent, negligent, not in good faith or otherwise cause you not to be entitled to indemnification pursuant to Section 3.06(c) of the Indenture or under the Resignation Agreement.

/s/ Bruce J. Rushall
BRUCE J. RUSHALL
For the Firm of
Rushall & McGeever, APC

EXHBIT C-1

CONSENT FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.:
PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Consent Form as soon as possible. Your vote is important regardless of the number or amount of Alpha Class Notes you own. If you return your Consent Form via facsimile or e-mail, you do not need to return your Consent Form by other means.

THIS CONSENT FORM IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

	FOR	AGAINST	ABSTAIN
To approve the admission of U.S. Bank National Association as Successor Trustee under the Indenture for the Alpha Class Notes in accordance with the terms and conditions of the Supplemental Agreement.	☐	☐	☐

By dating and executing this Consent Form, you are voting each Alpha Class Note owned by you on the Record Date, August 1, 2008, as you have selected above.

PLEASE SIGN AND DATE BELOW

Date: August ____, 2008

By: _____________________________________
Please use name as it appears on your Note

_____________________________________
Print Name

EXHIBIT D